ClearShares Ultra-Short Maturity ETF (OPER)
a series of ETF Series Solutions

April 12, 2019

Supplement to the
Prospectus and Statement of Additional Information
each dated July 4, 2018

Effective April 1, 2019, the management fee for the ClearShares Ultra-Short Maturity ETF (the “Fund”) has been reduced to 0.20%.
The following information replaces the sections entitled “Fees and Expenses of the Fund” and “Expense Example” on page 2 of the Prospectus:
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Shares.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1]	0.20%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[2]	0.00%
Total Annual Fund Operating Expenses	0.20%
[1]	Restated to reflect the Fund’s contractual management fee effective April 1, 2019.
[2]	Estimated for the current fiscal year.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$20	$64
The following information replaces the second paragraph under the section entitled “Management – Investment Adviser” on page 9 of the Prospectus:
For the services it provides to the Fund, the Fund pays the Adviser a unified management fee, which is calculated daily and paid monthly, at an annual rate of 0.20% of the Fund’s average daily net assets.
The following information replaces the last three sentences of the first paragraph under the section entitled “Investment Adviser” on page 15 of the SAI:
For services provided to the Fund, the Fund pays the Adviser a unified management fee of 0.20% at an annual rate based on the Fund’s average daily net assets. Prior to April 1, 2019, the Fund paid the Adviser a unified management fee at an annual rate of 0.30% of the Fund’s average daily net assets.

Please retain this Supplement with your Prospectus and SAI for future reference.